UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                    Internet Infrastructure HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                       001-15705              13-5674085
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

As a result of the distribution of BroadVision Inc. Non-Transferable Rights from BroadVision Inc. (NASDAQ Ticker: "BVSN"), which was an underlying constituent of the Internet Infrastructure HOLDRS on the record date, the Internet Infrastructure Trust distributed the rights to shareholders of record as of December 20, 2005. Holders received 1 Right for every 1 share held of BroadVision Inc. One Non-Transferable right entitled the holder to purchase
5.87235 new shares at a subscription price of $0.45 per share. For the 1 share of BroadVision Inc. per 100 share round lot of Internet Infrastructure HOLDRS, The Bank of New York received 1 right. The Bank of New York distributed 0.01 BroadVision Inc. Rights per share of Internet Infrastructure HOLDRS on November 10, 2006.

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Internet Infrastructure HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-96069


                   [LOGO: HOLDRS(SM) Internet Infrastructure]


                        1,000,000,000 Depositary Receipts
                    Internet Infrastructure HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006, relating to the sale of up to 1,000,000,000 depositary receipts by the Internet Infrastructure HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Internet Infrastructure HOLDRS" section of the base prospectus shall be replaced with the following:


                                                                      Primary
Name of Company(1)                       Ticker    Share Amounts  Trading Market
-------------------------------------    ------    -------------  --------------
Akamai Technologies Inc.                  AKAM           3            NASDAQ
BEA Systems, Inc.                         BEAS          10            NASDAQ
Infospace Inc.                            INSP          0.8           NASDAQ
InterNAP Network Services Corporation     INAP          0.5            AMEX
NaviSite, Inc.                            NAVI        0.13333         NASDAQ
Openwave Systems Inc.                     OPWV       1.073667         NASDAQ
RealNetworks, Inc.                        RNWK           6            NASDAQ
VeriSign, Inc.                            VRSN         6.15           NASDAQ
Vignette Corporation                      VIGN          0.6           NASDAQ
Vitria Technology, Inc.                   VITR           1            NASDAQ

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(1)   As a result of the distribution of BroadVision Inc. Non-Transferable
      Rights from BroadVision Inc. (NASDAQ Ticker: "BVSN"), which was an underlying constituent of the Internet Infrastructure HOLDRS on the record date, the Internet Infrastructure Trust distributed the rights to shareholders of record as of December 20, 2005. Holders received 1 Right for every 1 share held of BroadVision Inc. One Non-Transferable right entitled the holder to purchase 5.87235 new shares at a subscription price of $0.45 per share. For the 1 share of BroadVision Inc. per 100 share round lot of Internet Infrastructure HOLDRS, The Bank of New York received 1 right. The Bank of New York distributed 0.01 BroadVision Inc. Rights per share of Internet Infrastructure HOLDRS on November 10, 2006.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.